NUVEEN FLEXIBLE INCOME FUND

SUPPLEMENT DATED SEPTEMBER 30, 2022

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2022

Effective October 31, 2022, Steve T. Peña, Managing Director, is added as a portfolio manager of Nuveen Flexible Income Fund. Thomas J. Ray and Susi Budiman will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FIS-0922P